EXHIBIT 10.24Q

SEVENTIETH AMENDMENT

TO THE

CSG MASTER SUBSCRIBER MANAGEMENT SYSTEM AGREEMENT

BETWEEN

CSG SYSTEMS, INC.

AND

TIME WARNER CABLE INC.

This Seventieth Amendment (the “Amendment”) is made by and between CSG Systems, Inc. CSG”), and Time Warner Cable Inc. (“TWC”).  CSG and TWC entered into a certain CSG Master Subscriber Management System Agreement executed  March 13, 2003, and effective as of April 1, 2003, as amended (the “Agreement”), and now desire to further amend the Agreement in accordance with the terms and conditions set forth in this Amendment.  If the terms and conditions set forth in this Amendment shall be in conflict with the Agreement, the terms and conditions of this Amendment shall control.  Any terms in initial capital letters or all capital letters used as a defined term but not defined in this Amendment shall have the meaning set forth in the Agreement.  Upon execution of this Amendment by the parties, any subsequent reference to the Agreement between the parties shall mean the Agreement as amended by this Amendment.  Except as amended by this Amendment, the terms and conditions set forth in the Agreement shall continue in full force and effect according to their terms.

CSG and TWC agree to the following as of the Effective Date (defined below):

1. ** * ****** ** *** ***** ***** ******* ** ***** ***’* **** ******** ******** *********** ** *** *********** ** *** ************ *”***”* ****** ***** *** ***’* *********** ** ******** ***** *** ********** ********* ** ********’* *********** ********** *** ** ****** ** ****** ****** *”*** *****”**  ** * ******* *** *** ********* *** ******* ******** ******* *** ** ******* ********* **** *** *** ******

a) *** ****** ** ******* * ******** ****** ** *** ****** ** *********** **** “**********”* ** ** ******* ******* ******* *** ***** ** ***’* **** ******* ******* ******** ******** ** *** ******* ******* ****** ** *******:

(i)$********** ** *** **** ****; and

(ii) $ ********* ** *** **** ****

b) *** ******* ***** ** ******* **** ***** **** *** ****** ********* **** *** *** *****.

2.

*** ******* ***** **** *** *** ***** ********** ***** *** ********* ** ********* ** ***** ** ********** ** ****** ***** ********* *** ******* ********** ** ******* * ** **** **********  ********** ** ******** *** *** ************* ******** ** **** ********** **** ***** ****** ** ******* ******* *** ***** *****’* **** *** ******* ********** ******* ************* ********* ********** ************* ** **** ***** ********* ********** *** ******** ****** ********** ************** *** ******** **** *** ******* *** *** *** ****** ****** ** ******* ******* ************ *** ******* ********** ** ********* *** ** ** ******* ***** ** *** *** ** ** ***** ** *** ********* ****** ******** **** ******* ** *** *** ***** ** ******* ** *** **** ******* ** **** ** ***** ********* ***** ** *** ********* *****  *** ********* ******* ***** *** ***** ** *** ******* ** **** ********** ** ******** ** ****** ************ ********** ** *** *** ***** ********** ** *** *************** *********** ******** ** *** *********.

[Signature Page Follows]

THIS AMENDMENT is executed as of the day and year last signed below (the Effective Date”)

TIME WARNER CABLE INC. (“TWC”)	CSG SYSTEMS, INC. (“CSG”)
By: /s/ Amos Smith	By: /s/ Peter E. Kalan
Name: Amos Smith	Name: Peter E. Kalan
Title: SVP & CFO, Residential	Title: President & CEO
Date: March 22, 2013	Date: 3/29/13